UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2011

JINMIMI NETWORK INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-156950 (Commission File Number)	20-4281128 (IRS Employer Identification No.)

10/F, Chinese Plaza of Tea

Jingtian Rd., Futian District,

Shenzhen, Guangdong, 518051, P.R. China

 (Address of Principal Executive Offices, Zip Code)

+ 86 755 8340-6503
(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On September 26, 2011, Jinmimi Network Inc. (the “Company”) declared a stock dividend of 9.5 shares for each share of common stock held.  The stock dividend has been processed by FINRA as a stock split of one-for-10.5 shares.  The record date for this dividend is September 26, 2011 and the payable date is October 5, 2011.  The Company will round-up fractional shares and the additional shares will be mailed out to shareholders of record.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jinmimi Network Inc.

By: /s/ Brian Cohen
Name: Brian Cohen
Title: President

Date:  November 15, 2011